SECURITIES  AND  EXCHANGE  COMMISSION
                              WASHINGTON,  DC  20549

                                    FORM  8-K

                                 CURRENT  REPORT



                     Pursuant  to  Section  13  or  15(d)  of  the
                         Securities  Exchange  Act  of  1934


         Date  of  Report  (Date  of  Earliest  Event  Reported)  July  19, 2005


                            Netfabric  Holdings,  Inc.
                           --------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)



         Delaware                       0-21419                76-0307819
----------------------------------------------------------------------------
(State  or  other  jurisdiction  Commission  File  Number)    (IRS  Employer
      of  Incorporation)                                Identification  No.)






                    Three  Stewart  Court,  Denville,  NJ     07834
                ------------------------------------------------
              (Address  of  principal  executive  offices)  (zip  code)


Registrant's  telephone  number,  including  area  code   -   (973)  887-2785

            67Federal  Road,  Building  A  Suite  300  Brookfield,  CT  06804
            -----------------------------------------------------------
          (Former  Name  or  Former  Address,  if  changed  since  last  report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item  1.01  Entry  into  Material  Definitive  Agreement

     Pursuant to a letter of understanding reached on June 23, 2005, the Company sold on July 19, 2005, a Convertible Debenture (the "Debenture") in the face amount of $500,000 to Macrocom Investors, LLC ("Macrocom). The Debenture bears interest at 5% and is due on April 15, 2006. At the option of the Debenture holder, the Debenture can be converted into shares of the Company's common stock at a conversion price of $.50 per share. In connection with the sale, the Company issued Macrocom warrants to acquire 1,000,000 shares of its common at an exercise price $1.50 per share. The warrants expire in three years from the date of issuance. The Company also issued to Macrocom 375,000 shares of its common stock as additional consideration. As collateral for the Debenture, the Company has placed with an escrow agent 5,000,000 shares of its common stock.

     On July 19, 2005, the Company sold to a stockholder and an entity affiliated with an officer of the Company convertible debentures in the face amount of $50,000 each. These debentures were sold on substantially similar terms as the Debenture sold to Macrocom. However, the Company did not provide any collateral to the debenture holders.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     See  Item  1.01


Item  3.02  Unregistered  Sales  of  Equity  Securities

     See  Item  1.01

Item  9.01  Financial  Statements  And  Exhibits

(a)     None

(b)     None

(c)     Exhibits



Exhibit 99.1 Convertible Debenture date July 19, 2005 issued by the Company to Macrocom Investors, LLC.

Exhibit 99.2 Warrant, dated July 19, 2005 issued by the Company to Macrocom Investors, LLC.

Exhibit 99.3 Pledge and Escrow Agreement dated July 19, 2005 by and among Macrocom Investors, LLC, the Company and Steven Siskind, Esq., as escrow agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NETFABRIC  HOLDINGS,  INC.






Date:  July  29,  2005                By:   /s/Jeff  Robinson
                                            -----------------
                                      Name:  Jeff  Robinson
                                      Title:  Chairman  and  CEO